SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
SUBSEQUENT EVENTS
NOTE 15 - SUBSEQUENT EVENTS

On May 11, 2021, World Precision Medicine Technology Inc., a company owned and controlled by Cheung Ho Shun, a shareholder of Yubo International Biotech Limited, provided the Company $600,000 in working capital loan. The loan is due on demand and non-interest bearing.

On January 14, 2021, Platinum and its 7 shareholders (the “Shareholders”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Yubo International Biotech Limited (“YBGJ”), formerly Magna-Lab Inc. Pursuant to the terms of the Exchange Agreement, the Shareholders received a total of 117,000,000 shares of YBGJ Class A common stock (representing approximately 99.00% of YBGJ common stock after the transaction) in exchange for their delivery of 100% of the 10,152,284 ordinary shares of Platinum issued and outstanding making Platinum a wholly owned subsidiary of YBGJ.